Exhibit 99.1

COMTECH CONFIRMS RECEIPT OF UNSOLICITED PROPOSAL

MELVILLE, N.Y. -- November 1, 2021 -- Comtech Telecommunications Corp. (NASDAQ: CMTL) today confirmed receipt of an unsolicited, non-binding proposal from Acacia Research Corporation (NASDAQ: ACTG).

Comtech’s Board of Directors is evaluating the proposal in consultation with independent advisors. The Board will determine the course of action that it believes is in the best interests of the Company and its stockholders. No stockholder action is required at this time.

Goldman Sachs is serving as exclusive financial advisor to Comtech and Proskauer Rose and Sidley Austin are serving as legal advisors.

About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, please visit www.comtechtel.com.

Forward-Looking Statements

Certain information in this press release contains statements that are forward-looking in nature and involve certain significant risks and uncertainties, including about our business trajectory, future revenue and sales, acquisition strategy, and growth. Actual results could differ materially from such forward-looking information. Risks and uncertainties that could impact these forward-looking statements include: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic and related supply chain disruptions; and other factors described in this and the Company's other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

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Additional Information and Where to Find It

In connection with the Company’s Fiscal 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), the Company plans to file with the Securities and Exchange Commission (“SEC”) and mail to the Company’s stockholders a definitive proxy statement, an accompanying BLUE proxy card and other relevant documents. The Company filed a preliminary proxy statement with the SEC on October 29, 2021. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, THE ACCOMPANYING BLUE PROXY CARD AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2021 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2021 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at https://www.sec.gov or the Company’s website at https://www.comtechtel.com.

Participants in the Solicitation

The Company, its directors, and certain of its executive officers are, and certain other members of management and employees of the Company may be deemed, “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2021 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, in the Company of the persons who are or may be, under the rules of the SEC, considered participants in the solicitation of the stockholders of the Company in connection with the Company’s 2021 Annual Meeting will be set forth in the Company’s proxy statement and other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021, the Company’s and such persons’ other filings with the SEC and in the Company’s definitive proxy statement in connection with the Company’s 2021 Annual Meeting when filed with the SEC.

PCMTL

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Media Contact
Kekst CNC
Nicholas.Capuano@kekstcnc.com
(212) 521-4800

Investor Contact
Comtech Investor Relations
Investors@comtech.com
(631) 962-7005